UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

TE CONNECTIVITY PLC

(Exact name of registrant as specified in its charter)

Ireland	98-1779916
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Parkmore Business Park West

Parkmore, Ballybrit

Galway, H91VN2T, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 91 378 040

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $0.01	TEL	New York Stock Exchange
2.50% Senior Notes due 2028*	TEL/28	New York Stock Exchange
0.00% Senior Notes due 2029*	TEL/29	New York Stock Exchange
3.25% Senior Notes due 2033*	TEL/33	New York Stock Exchange

*Issued by Tyco Electronics Group S.A., an indirect wholly-owned subsidiary of TE Connectivity plc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

Earnings Release and Conference Call

On October 29, 2025, TE Connectivity plc (the “Company,” which may be referred to as “we,” “us,” or “our”) issued a press release reporting the Company’s fourth quarter and full year results for fiscal 2025. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 2.02.

Recast Segment Results and Non-GAAP Reconciliations

The recast segment results and non-GAAP reconciliations disclosed in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.3 and 99.4 furnished with this report, are incorporated by reference in this Item 2.02.

Item 7.01. Regulation FD Disclosure

Earnings Release and Conference Call

The Company will hold a conference call and webcast on October 29, 2025 (see information in the press release attached hereto as Exhibit 99.1 under “Conference Call and Webcast”). A copy of the slide materials to be discussed at the conference call and webcast is being furnished pursuant to Regulation FD as Exhibit 99.2 and is incorporated herein by reference, and the slide materials also can be accessed at the “Investors” section of the Company’s website (www.te.com).

Recast Segment Results and Non-GAAP Reconciliations

Effective for the first quarter of fiscal 2026, the Company began excluding amortization expense on intangible assets and, if applicable, the related tax effects from its calculation of Adjusted Operating Income, Adjusted Operating Margin, Adjusted Income Tax (Expense) Benefit, Adjusted Effective Tax Rate, Adjusted Income from Continuing Operations, and Adjusted Earnings Per Share (“EPS”).

Management believes that the updated calculations of these non-GAAP financial measures are more meaningful to both management and investors in their analysis of the Company’s results of operations. The exclusion of amortization expense on intangible assets will facilitate more comparable operating results of the Company over time, in between periods when the Company is more or less acquisitive, and allows for improved comparison with both acquisitive and non-acquisitive peer companies. While amortization of acquisition-related intangible assets is excluded from the calculation of certain non-GAAP financial measures, the revenues from acquired companies is reflected in these measures, as applicable, and the associated intangible assets contribute to revenue generation.

The Company's Adjusted EPS outlook for the first quarter of fiscal 2026 presented in Exhibits 99.1 and 99.2 excludes amortization expense on intangible assets and the related tax effects.

The Company has recast prior period segment results and non-GAAP reconciliations to reflect this change in its calculation of certain non-GAAP financial measures. This recast financial information is being provided to aid in comparability and has no impact on previously reported consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for any period.

Financial Information

The unaudited financial information furnished with this report and incorporated by reference includes the segment results of the Company for the fiscal quarters ended September 26, 2025, June 27, 2025, March 28, 2025, December 27, 2024, September 27, 2024, June 28, 2024, March 29, 2024, and December 29, 2023 and for the fiscal years ended September 26, 2025 and September 27, 2024, along with the reconciliations of non-GAAP financial measures to GAAP financial measures of the Company for the same periods. The recast segment results and non-GAAP reconciliations contained in Exhibits 99.3 and 99.4 have not been audited and do not represent a restatement of previously issued GAAP financial statements.

Non-GAAP Financial Measures Effective for Fiscal 2026

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with GAAP. These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding certain of our non-GAAP financial measures effective for fiscal 2026:

●	Adjusted Operating Income and Adjusted Operating Margin—represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.
●	Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate—represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any.
●	Adjusted Income from Continuing Operations—represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.
●	Adjusted Earnings Per Share—represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

* * *

The information in Items 2.02, 7.01, and 9.01, including Exhibits 99.1, 99.2, 99.3, and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Press release issued October 29, 2025

99.2	Presentation - TE Connectivity Q4 2025 Earnings Call (October 29, 2025)

99.3

Recast segment results of TE Connectivity plc for the fiscal quarters ended September 26, 2025, June 27, 2025, March 28, 2025, December 27, 2024, September 27, 2024, June 28, 2024, March 29, 2024, and December 29, 2023 and for the fiscal years ended September 26, 2025 and September 27, 2024 (Unaudited)

99.4

Recast reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures of TE Connectivity plc for the fiscal quarters ended September 26, 2025, June 27, 2025, March 28, 2025, December 27, 2024, September 27, 2024, June 28, 2024, March 29, 2024, and December 29, 2023 and for the fiscal years ended September 26, 2025 and September 27, 2024 (Unaudited)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2025	TE CONNECTIVITY PLC

	By:	/s/ Heath A. Mitts Heath A. Mitts Executive Vice President and Chief Financial Officer